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Exhibit 10.30

AMENDED AND RESTATED VOTING AGREEMENT

        This AMENDED AND RESTATED VOTING AGREEMENT (this "Agreement") is made and entered into as of April 19, 2002, by and between GRIC Communications, Inc., a Delaware corporation (the "Company"), the parties listed on Schedule A hereto (each an "Investor" and collectively, the "Investors") and the stockholders of the Company named on Schedule B hereto (each a "Stockholder" and collectively, the "Stockholders") and amends and restates in its entirety the Voting Agreement made and entered into as of January 30, 2002 by and between the Company, certain of the parties listed on Schedule A thereto and certain of the stockholders of the Company named on Schedule B thereto. As used herein, Asia Pacific Growth Fund III, L.P. and its affiliates shall collectively be referred to herein as "HQAP" and Vertex Technology Fund Ltd., Vertex Technology Fund (II) Ltd., Vertex Technology Fund (III) Ltd. and their affiliates shall collectively be referred to herein as "Vertex."

RECITALS

        A.    This Agreement is entered into in connection with and shall be effective (the "Effective Date") as of the date of the closing of the transactions contemplated by that certain Amended and Restated Series A Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") dated as of April 19, 2002, by and among the Company and the Investors, pursuant to which the Company will offer and sell shares of Series A Preferred Stock to the Investors.

        B.    The stockholders of the Company have approved: (i) the issuance of shares of Series A Preferred Stock and warrants to purchase shares of Series A Preferred Stock pursuant to the terms of the Purchase Agreement, and (ii) the approval and adoption of the Certificate of Amendment (the "Certificate Amendment") to amend the Company's current Second Amended and Restated Certificate of Incorporation in order to authorize shares of Series A Preferred Stock and create the rights, preferences and privileges of the Series A Preferred Stock.

        C.    As provided in the Certificate Amendment to be filed in connection with the sale of Series A Preferred Stock pursuant to the Purchase Agreement, so long as: (i) the total number of outstanding shares of Series A Preferred Stock is equal to or greater than 75% of the number of shares of Series A Preferred Stock issued on the Original Issue Date (as defined in the Certificate Amendment), the holders of the Series A Preferred Stock, voting as a separate series, shall be entitled to elect three (3) directors of the Company; (ii) the total number of outstanding shares of Series A Preferred Stock is equal to or greater than 50% of the number of shares of Series A Preferred Stock issued on the Original Issue Date, the holders of the Series A Preferred Stock, voting as a separate series, shall be entitled to elect two (2) directors of the Company; and (iii) the total number of outstanding shares of Series A Preferred Stock is equal to or greater than 25% of the number of shares of Series A Preferred Stock issued on the Original Issue Date, the holders of the Series A Preferred Stock, voting as a separate series, shall be entitled to elect one (1) director of the Company. The directors of the Company which the holders of Series A Preferred Stock are entitled to elect pursuant to the Certificate Amendment shall be collectively referred to herein as the "Series A Directors."

        D.    As an inducement to the Investors to purchase the Series A Preferred Stock pursuant to the Purchase Agreement, the Investors, the Stockholders and the Company desire to enter into this Agreement, to among other things, set forth their agreement with respect to how shares of the Company's capital stock held by them will be voted to elect certain directors of the Company.

        E.    As of the Effective Date of this Agreement, each Stockholder owns or has the right and power to vote in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of outstanding shares of capital stock of the Company (the "Company Stock") set forth in Schedule B to this Agreement (all such shares, together with any shares of Company Stock that may hereafter be acquired by such Stockholder whether by purchase, exchange, conversion or otherwise or as to which such Stockholder acquires the power to vote, being collectively referred to herein as the "Stockholder Shares").

        F.    As of the Effective Date of this Agreement, each Investor owns or has the right and power to vote in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of shares of Company Stock set forth in Schedule A to this Agreement (all such shares, together with any shares of Company Stock that may hereafter be acquired by such Investor whether by purchase, exchange, conversion or otherwise or as to which such Investor acquires the power to vote, being collectively referred to herein as the "Investor Shares").

AGREEMENT

        The parties to this Agreement, intending to be legally bound, agree as follows:

        1.    Voting; Common Stock Director

          1.1    Voting Agreement.    Effective upon the Closing (as defined in the Purchase Agreement) and until such time as the holders of the Series A Preferred Stock no longer have a right to elect any member of the Company's Board of Directors pursuant to Article IV, Section 4.3(a) of the Certificate Amendment (the "Termination Date"), each Stockholder will vote its outstanding Stockholder Shares, and each Investor will vote its outstanding Investor Shares, in such manner as may be necessary to elect and maintain in office as a member of the Company's Board of Directors to be elected by the holders of Common Stock of the Company pursuant to Article IV, Section 4.3(a) of the Certificate Amendment, one individual designated from time to time in a writing delivered to the Company and signed by an authorized representative of Vertex (the "Vertex Common Board Designee"). The initial Vertex board designee pursuant to this Section 1.1 shall be Kheng Nam Lee.

          1.2    Changes in Board Designees.    Until the Termination Date, in the event that Vertex wishes, in its sole discretion, (a) to remove the Vertex Common Board Designee from the Company's Board of Directors; and/or (b) to designate a new Vertex Common Board Designee (whether to replace a prior Vertex Common Board Designee or to fill a vacancy in such Board seat), provided that such removal and/or designation of the Vertex Common Board Designee is approved in a writing signed by Vertex, each Stockholder shall vote its outstanding Stockholder Shares, and each Investor shall vote its outstanding Investor Shares, as may be necessary to cause: (a) the removal from the Company's Board of Directors of the Vertex Common Board Designee and (b) the election to the Company's Board Directors of any new Vertex Common Board Designee so designated by Vertex.

        2.    Voting; Series A Preferred Stock Directors

          2.1    Voting Agreement.    Effective upon the Closing (as defined in the Purchase Agreement) and until the Termination Date, each Investor will vote its outstanding Investor Shares in favor of the individuals designated pursuant to clauses (a), (b) or (c) below:

            (a)  During such times as the holders of Series A Preferred Stock are entitled to elect three (3) directors of the Company pursuant to the Certificate Amendment, HQAP shall be entitled to designate two (2) of the Series A Directors and Vertex shall be entitled to designate the remaining Series A Director.

            (b)  During such times as the holders of Series A Preferred Stock are entitled to elect two (2) directors of the Company pursuant to the Certificate Amendment, (i) so long as HQAP holds a number of shares of Series A Preferred Stock of the Company equal to or greater than one-third (1/3) of the number of shares of Series A Preferred Stock purchased by HQAP at the Closing (as defined in the Purchase Agreement) and Vertex holds a number of shares of Series A Preferred Stock of the Company equal to or greater than one-half (1/2) of the number of shares of Series A Preferred Stock purchased by Vertex at the Closing (such share amounts are subject to proportional adjustments to reflect combinations or subdivisions of Series A Preferred Stock or dividends declared in shares of such stock), then each of HQAP and Vertex shall be entitled to designate one (1) Series A Director and (ii) in the event that either of HQAP or Vertex fails to meet the minimum Series A Preferred Stock holding requirement specified in the preceding clause (i), then the one that satisfies such holding requirement shall be entitled to designate both Series A Directors.

            (c)  During such times as the holders of Series A Preferred Stock are entitled to elect one (1) director of the Company pursuant to the Certificate Amendment, whichever of HQAP or Vertex then holds more shares of Series A Preferred Stock shall be entitled to designate the Series A Director.

          2.2    Changes in Board Designees.    Until the Termination Date, in the event that any party entitled to designate a Series A Director wishes, in its sole discretion, (a) to remove such party's designee from the Company's Board of Directors; and/or (b) to designate a new Series A Director (whether to replace an existing Series A Director or to fill a vacancy in such Board seat due to death of, resignation or any other termination by the departing Series A Director), then such party shall have the sole right to appoint a successor Series A Director to replace the departing Series A Director and such successor Series A Director shall serve the remaining portion of the departing Series A Director's unexpired term; provided, however, that such party shall provide the Company with prior written notice of such party's intent to remove an existing Series A Director and/or designate a new Series A Director. Thereafter, the provisions set forth in Section 2.1 above shall govern the appointment of the Series A Directors, subject to the application of this Section 2.2.

        3.    Representations, Warranties and Covenants of Stockholders.    Each Stockholder, severally and not jointly, hereby represents, warrants and covenants as follows:

          3.1    Authority, Enforceability.    Stockholder has full power and authority to enter into, execute, deliver and perform Stockholder's obligations under this Agreement and to make the representations, warranties and covenants contained herein. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

          3.2    No Conflicts, No Defaults and Consents.    The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not: (i) conflict with or violate any order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder's properties or Stockholder Shares is bound or affected; (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, restriction, adverse claim, encumbrance or security interest in or to any of the Stockholder Shares pursuant to, any written, oral or other agreement, contract or legally binding commitment to which Stockholder is a party or by which Stockholder or any of Stockholder's properties (including, without limitation, the Stockholder Shares) is bound or affected, or (iii) require any written, oral or other agreement, contract or legally binding commitment of any third party.

          3.3    Stockholder Shares Owned.    As of the Effective Date of this Agreement, Stockholder (i) owns in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of outstanding shares of Company Stock set forth beside Stockholder's name on Schedule B to this Agreement, (ii) has valid title to all of such shares and (iii) has not sold, assigned or otherwise transferred to any third party any of Stockholder's right, title or interest in or to any of such shares. As of the Effective Date of this Agreement, Stockholder does not directly or indirectly own, either beneficially or of record, any shares of capital stock of the Company, or rights to acquire any shares of capital stock of the Company, or other securities of the Company, other than the Stockholder Shares set forth beside Stockholder's name on Schedule B to this Agreement. None of the Stockholder Shares are, and at all times until and through the Termination Date none of the Stockholder Shares will be, subject to any voting agreement other than this Agreement.

          3.4    Accuracy of Representations.    The representations and warranties of the Stockholder contained in this Agreement are accurate in all respects as of the date of this Agreement and will be accurate in all respects at all times through the Termination Date.

          3.5    Further Assurances.    Stockholder agrees to execute and deliver any additional documents reasonably necessary or desirable, in the good faith opinion of the Company, to carry out the purposes and intent of this Agreement.

        4.    Representations, Warranties and Covenants of Investors.    Each Investor, severally and not jointly, hereby represents, warrants and covenants as follows:

          4.1    Authority, Enforceability.    Investor has full power and authority to enter into, execute, deliver and perform Investor's obligations under this Agreement and to make the representations, warranties and covenants contained herein. This Agreement has been duly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

          4.2    No Conflicts, No Defaults and Consents.    The execution and delivery of this Agreement by Investor does not, and the performance of this Agreement by Investor will not: (i) conflict with or violate any order, decree or judgment applicable to Investor or by which Investor or any of Investor's properties or Investor Shares is bound or affected; (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, restriction, adverse claim, encumbrance or security interest in or to any of the Investor Shares pursuant to, any written, oral or other agreement, contract or legally binding commitment to which Investor is a party or by which Investor or any of Investor's properties (including, without limitation, the Investor Shares) is bound or affected, or (iii) require any written, oral or other agreement, contract or legally binding commitment of any third party.

          4.3    Investor Shares Owned.    As of the Effective Date of this Agreement, Investor (i) owns in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of outstanding shares of Company Stock set forth beside Investor's name on Schedule A to this Agreement, (ii) has valid title to all of such shares and (iii) has not sold, assigned or otherwise transferred to any third party any of Investor's right, title or interest in or to any of such shares. As of the Effective Date of this Agreement, except as contemplated by the Purchase Agreement and the transactions related thereto, Investor does not directly or indirectly own, either beneficially or of record, any shares of capital stock of the Company, or rights to acquire any shares of capital stock of the Company, or other securities of the Company, other than the Investor Shares set forth beside Investor's name on Schedule A to this Agreement. None of the Investor Shares are, and at all times until and through the Termination Date none of the Investor Shares will be, subject to any voting agreement other than this Agreement.

          4.4    Accuracy of Representations.    The representations and warranties of the Investors contained in this Agreement are accurate in all respects as of the date of this Agreement and will be accurate in all respects at all times through the Termination Date.

          4.5    Further Assurances.    Investor agrees to execute and deliver any additional documents reasonably necessary or desirable, in the good faith opinion of the Company, to carry out the purposes and intent of this Agreement.

        5.    Representations, Warranties and Covenants of the Company.    The Company hereby represents, warrants and covenants as follows:

          5.1    Authority, Enforceability.    The Company has full power and authority to enter into, execute, deliver and perform the Company's obligations under this Agreement and to make the representations, warranties and covenants contained herein. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

          5.2    No Conflicts, No Defaults and Consents.    The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not: (i) conflict with or violate any order, decree or judgment applicable to the Company or by the Company or any of the Company's properties is bound or affected, or (ii) require any written, oral or other agreement, contract or legally binding commitment of any third party.

          5.3    Accuracy of Representations.    The representations and warranties of the Company contained in this Agreement are accurate in all respects as of the date of this Agreement and will be accurate in all respects at all times through the Termination Date.

          5.4    Further Assurances.    The Company agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the purposes and intent of this Agreement.

        6.    Covenants of the Company.    The Company agrees to use reasonable efforts to ensure that the rights granted to the parties hereunder are effective and that the parties enjoy the benefits thereof. Such actions include, without limitation, the use of reasonable efforts to cause the nomination and election of the directors as provided herein. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such reasonable actions as may be reasonably requested by the Investors in order to protect the rights of the parties hereunder against impairment.

        7.    No Liability for Election of Recommended Directors.    Neither the Company, the Stockholders, nor any officer, director, other stockholder, partner, employee or agent of such party, makes any representation or warranty as to the fitness or competence of any nominee designated pursuant to Section 2 above to serve on the Company's Board of Directors by virtue of such party's execution of this Agreement or by the act of such party in voting for the nominee pursuant to this Agreement.

        8.    Specific Enforcement.    It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, and that the parties to this Agreement shall be entitled to specific performance, injunction or other preliminary or equitable relief in order to enforce the provisions of this Agreement.

        9.    Manner of Voting.    The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

        10.    Amended and Restated Lock-up Agreement.    Hong Chen will enter into an Amended and Restated Lock-up Agreement with HQAP, Vertex and certain other parties dated as of even date herewith regarding restrictions on the transfer of securities of the Company substantially in the form attached as Exhibit A hereto.

        11.    Miscellaneous.

          11.1    Severability.    If any provision of this Agreement is found by any arbitrator or court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision will, to the extent allowable by law and the preceding sentence, not be voided or canceled but will instead be modified by such arbitrator or court so that it becomes enforceable and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

          11.2    Amendment; Waiver.    This Agreement may be amended, modified, superseded, canceled, renewed or extended only by an agreement in writing executed by the Company, Vertex, HQAP and the Stockholders holding a majority of the Stockholder Shares; provided, however, that Section 2 of this Agreement may be amended, modified, superseded, canceled, renewed or extended by an agreement in writing executed by the Company, Vertex and HQAP. The failure by either party at any time to require performance or compliance by the other of any of its obligations or agreements will in no way affect the right to require such performance or compliance at any time thereafter. The waiver by either party of a breach of any provision of this Agreement will not be treated as a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind will be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

          11.3    Successors in Interest of the Parties.    The provisions of this Agreement shall be binding upon the assignees and the successors in interest of the Company, the Investors and the Stockholders, and prior to the Termination Date any transferee of Investor Shares or Stockholder Shares from any Investor or Stockholder will be bound by the terms of this Agreement and shall be deemed an "Investor" hereunder (except for any transferee that acquires Common Stock of the Company from an Investor or Stockholder in an open market transaction). Subject to the foregoing and except as provided in Section 1 of this Agreement, this Agreement shall not restrict any Investor or Stockholder from transferring or disposing of any Investor Shares or Stockholder Shares.

          11.4    Governing Law.    This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws.

          11.5.    Legend on Share Certificates.    Prior to the Termination Date, any certificate representing any Stockholder Shares or Investor Shares shall be endorsed by the Company with the following legend, provided, however, that except as otherwise expressly provided in this Agreement, any shares of Common Stock of the Company transferred by any Investor or Stockholder in an open market transaction shall not be required to bear such legend:

    "The Shares evidenced hereby are subject to a certain Amended and Restated Voting Agreement between the Company and certain stockholders of the Company (a copy of which may be obtained upon written request from the Issuer)."

          11.6    Costs of Enforcement.    If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing party will pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' and experts' fees.

          11.7    Notices.    Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States; or (iii) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto.

          If to Company:

        GRIC Communications, Inc.
        1421 McCarthy Blvd.
        Milpitas, CA 95035
        Attention: General Counsel
        Phone: (408) 955-1920
        Facsimile: (408) 4365-8687

      with a copy to:

        Fenwick & West LLP
        Two Palo Alto Square
        Palo Alto, CA 94306
        Attention: David W. Healy, Esq.
        Phone: (650) 494-0600
        Facsimile: (650) 494-1417

          If to Investor:

      (i)
      Asia Pacific Growth Fund III, L.P.
      156 University Avenue Palo Alto, CA 94301
      Attention: Mark Hsu Telephone: (650) 838-8088
      Facsimile: (650) 838-0801

      with a copy to:

        O'Melveny & Myers LLP
        Embarcadero Center West
        275 Battery Street
        San Francisco, CA 94111-3305
        Attention: Peter Healy, Esq.
        Telephone: (415) 984-8833
        Facsimile: (415) 984-8701

      (ii)
      Vertex Technology Fund Ltd.
      Vertex Technology Fund (II) Ltd.
      Vertex Technology Fund (III) Ltd.
      77 Science Park Drive
      #02-15 Cintech III
      Singapore Science Park
      Singapore 118256
      Attention: Kheng Nam Lee, President
      Telephone: 011-65-777-0122
      Facsimile: 011-65-777-1878 or 011-65-773-2628

        Vertex Management, Inc.
        Three Lagoon Drive, Suite 220
        Redwood City, CA 94065
        Attention: Hock Chuan Tam, Senior Vice President
        Telephone: (650) 591-9300
        Facsimile: (650) 591-5926

        STT Ventures Ltd
                Registered Office:
        10 Frere Felix de Valois Street
        Port Louis, Mauritius
                Correspondence Address:
        51 Cuppage Road, # 10-11/17
        Starhub Centre
        Singapore 229469
        Attention: Tee Beng Huat, Vice President, Business Development
        Telephone: 65-6-723-8777
        Facsimile: 65-6-720-7288

        Green Dot Capital (BVI) Inc
                Registered Office:
        P.O. Box 957
        Offshore Incorporations Centre
        Road Town, Tortola
        British Virgin Islands
                Correspondence Address:
        c/o 8 Shenton Way, # 09-02
        Temasek Tower
        Singapore 068811
        Attention: Ms. Ong Lay Peng
        Telephone: 65-6-824-6818
        Facsimile: 65-6-820-8090

        Singapore Computer Systems Limited
        7 Bedok South Road
        Singapore 469272
        Attention: Ms. Wendy Ng
        Telephone: 65-6-827-3887
        Facsimile: 65-6-827-3104

      with a copy to:

        Carr & Ferrell LLP
        2225 E. Bayshore Road, Suite 200
        Palo Alto, CA 94303
        Attention: Barry Carr, Esq.
        Telephone: (650) 812-3400
        Facsimile: (650) 812-3444

      If to Stockholder:

        At the address set forth beside Stockholder's name on Schedule B hereto.

          11.8    Counterparts.    This Agreement may be executed in counterparts, each of which will be deemed an original but all of which, taken together, constitute one and the same agreement.

          11.9    Titles.    The titles and captions of the sections and paragraphs of this Agreement are included for convenience of reference only and will have no effect on the construction or meaning of this Agreement.

          11.10    Rules of Construction.    It is intended by the parties hereto that this Agreement will not be construed against the party that has drafted all or any portion of this Agreement.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

THE COMPANY:
GRIC COMMUNICATIONS, INC.
By:	/s/ HONG CHEN
(sign here)
Name:	Hong Chen
Title:
THE INVESTORS:
VERTEX TECHNOLOGY FUND LTD.
By:	/s/ LEE KHANG NAM
(sign here)
Name:	Lee Kheng Nam
Title:	Attorney-in-Fact
VERTEX TECHNOLOGY FUND (II) LTD.
By:	/s/ LEE KHENG NAM
(sign here)
Name:	Lee Kheng Nam
Title:	Attorney-in-Fact
VERTEX TECHNOLOGY FUND (III) LTD.
By:	/s/ LEE KHENG NAM
(sign here)
Name:	Lee Kheng Nam
Title:	Attorney-in-Fact

        [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

THE INVESTORS:
ASIA PACIFIC GROWTH FUND III, L.P., A CAYMAN ENTITY
By:	/s/ TA-LIN HSU
(sign here)
Name:	Ta-Lin Hsu
Title:
STT VENTURES LTD
By:	/s/ TEE BENG HUAT
(sign here)
Name:	Tee Beng Huat
Title:
GREEN DOT CAPITAL (BVI) INC
By:	/s/ SIM MONG TEE
(sign here)
Name:	Sim Mong Tee
Title:
SINGAPORE COMPUTER SYSTEMS LIMITED
By:	/s/ STEPHEN YEO
(sign here)
Name:	Stephen Yeo
Title:

        [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

THE STOCKHOLDERS:
ASIA PACIFIC GROWTH FUND II, L.P.
By:	/s/ TA-LIN HSU
(sign here)
Name:	Ta-Li Hsu
Title:
VERTEX INVESTMENT (II) LTD.
By:	/s/ LEE KHENG NAM
(sign here)
Name:	Lee Kheng Nam
Title:
VERTEX TECHNOLOGY FUND LTD.
By:	/s/ LEE KHENG NAM
(sign here)
Name:	Lee Kheng Nam
Title:
HONG CHEN
By:	/s/ HONG CHEN
(sign here)
ST TELECOMMUNICATIONS PTE. LTD.
By:	/s/ TEE BENG HUAT
(sign here)
Name:	Tee Beng Huat
Title:

        [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

THE STOCKHOLDERS:
LYNN YA-LIN LIU
By:	/s/ LYNN YA-LIN LIU
(sign here)
HANTECH INTERNATIONAL VENTURE CAPITAL CORPORATION
By:	/s/ TA-LIN HSU
(sign here)
Name:	Ta-Lin Hsu
Title:
YEN-SON HUANG
By:	/s/ YEN-SON HUANG
(sign here)
BHARAT DAVÉ
By:	/s/ BHARAT DAVÉ
(sign here)
JOSEPH M. ZAELIT
By:	/s/ JOSEPH M. ZAELIT
(sign here)

        [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

SCHEDULE A

List of Investors

Name and Address of Investor	Investor Shares as of Effective Date
Asia Pacific Growth Fund III, L.P., a Cayman entity 156 University Avenue Palo Alto, CA 94301 Attention: Mark Hsu Telephone: (650) 838-8088 Facsimile: (650) 838-0801	6,024,096

Vertex Technology Fund Ltd.
77 Science Park Drive
#02-15 Cintech III
Singapore Science Park
Singapore 118256
Attention: Kheng Nam Lee, President
Telephone: 011-65-777-0122
Facsimile: 011-65-777-1878 or 011-65-773-2628	[602,409]
Three Lagoon Drive, Suite 220 Redwood City, CA 94065 Attention: Hock Chuan Tam, Senior Vice President Telephone: (650) 591-9300 Facsimile: (650) 591-5926

Vertex Technology Fund (II) Ltd.
77 Science Park Drive
#02-15 Cintech III
Singapore Science Park
Singapore 118256
Attention: Kheng Nam Lee, President
Telephone: 011-65-777-0122
Facsimile: 011-65-777-1878 or 011-65-773-2628	[602,409]
Three Lagoon Drive, Suite 220 Redwood City, CA 94065 Attention: Hock Chuan Tam, Senior Vice President Telephone: (650) 591-9300 Facsimile: (650) 591-5926

Vertex Technology Fund (III) Ltd.
77 Science Park Drive
#02-15 Cintech III
Singapore Science Park
Singapore 118256
Attention: Kheng Nam Lee, President
Telephone: 011-65-777-0122
Facsimile: 011-65-777-1878 or 011-65-773-2628	[602,409]

Three Lagoon Drive, Suite 220 Redwood City, CA 94065 Attention: Hock Chuan Tam, Senior Vice President Telephone: (650) 591-9300 Facsimile: (650) 591-5926
STT Ventures Ltd Registered Office: 10 Frere Felix de Valois Street Port Louis, Mauritius Correspondence Address: 51 Cuppage Road, # 10 - 11/17 Starhub Centre Singapore 229469 Attention: Tee Beng Huat Telephone: 65-6-723-8777 Facsimile: 65-6-720-7288	602,409
Green Dot Capital (BVI) Inc Registered Office: P.O. Box 957 Offshore Incorporations Centre Road Town, Tortola British Virgin Islands Correspondence Address: c/o 8 Shenton Way # 09-02 Temasek Tower Singapore 068811 Attention: Ms. Ong Lay Peng Telephone: 65-6-824-6818 Facsimile: 65-6-820-8090	301,204
Singapore Computer Systems Limited 7 Bedok South Road Singapore 469272 Attention: Ms. Wendy Ng Telephone: 65-6-827-3887 Facsimile: 65-6-827-3104	301,204

SCHEDULE B

List of Stockholders

Name and Address of Stockholder	Stockholder Shares as of Effective Date
Asia Pacific Growth Fund III, L.P., a Cayman entity 156 University Avenue Palo Alto, CA 94301 Attention: Mark Hsu Telephone: (650) 838-8088 Facsimile: (650) 838-0801	696,427 shares of Common Stock

Vertex Investment (II) Ltd
77 Science Park Drive
#02-15 Cintech III
Singapore Science Park
Singapore 118256
Attention: Kheng Nam Lee, President
Telephone: 011-65-777-0122
Facsimile: 011-65-777-1878 or 011-65-773-2628	1,946,426 shares of Common Stock
Three Lagoon Drive, Suite 220 Redwood City, CA 94065 Attention: Hock Chuan Tam, Senior Vice President Telephone: (650) 591-9300 Facsimile: (650) 591-5926
Hong Chen c/o GRIC Communications, Inc. 1421 McCarthy Blvd. Milpitas, CA 95035	2,093,473 shares of Common Stock (includes options exercisable within 60 days of the date of this Agreement)

Vertex Technology Fund Ltd.
77 Science Park Drive
#02-15 Cintech III
Singapore Science Park
Singapore 118256
Attention: Kheng Nam Lee, President
Telephone: 011-65-777-0122
Facsimile: 011-65-777-1878 or 011-65-773-2628	688,240 shares of Common Stock
Three Lagoon Drive, Suite 220 Redwood City, CA 94065 Attention: Hock Chuan Tam, Senior Vice President Telephone: (650) 591-9300 Facsimile: (650) 591-5926

STT Communications Ltd (formerly known as ST Telecommunications Pte. Ltd) 51 Cuppage Rd. #10 - 11/17 The Cuppage Singapore 229469 Telephone: 65-6-273-8777 Attn: Tee Beng Huat	573,545 shares of Common Stock
Lynn Ya-Lin Liu 12156 Parker Ranch Road Saratoga, CA 95070 Telephone: 408-255-8043	535,714 shares of Common Stock

Hantech International Venture Capital Corporation
c/o H&Q Taiwan Co., Ltd.
Suite 3201, 32F,
International Trade Building
No. 333, Keelung Road, Sec. 1
Taipei 10548, Taiwan, ROC
Telephone: 886-2-720-9855
Attn: Jedi Chan	357,141 shares of Common Stock
Yen-Son Huang 18833 Bellgrove Circle Saratoga, CA 95070 Telephone: (408) 863-0578	233,833 shares of Common Stock
Bharat Davé c/o GRIC Communications, Inc. 1421 McCarthy Blvd. Milpitas, CA 95035	431,906 shares of Common Stock (includes options exercisable within 60 days of the date of this Agreement)
Joseph M. Zaelit c/o GRIC Communications, Inc. 1421 McCarthy Blvd. Milpitas, CA 95035	310,483 shares of Common Stock (includes options exercisable within 60 days of the date of this Agreement)

EXHIBIT A

AMENDED AND RESTATED LOCK-UP AGREEMENT

        THIS AMENDED AND RESTATED LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of April     , 2002, by and among Asia Pacific Growth Fund III, L.P., a Cayman corporation ("Asia Pacific"), Vertex Technology Fund (III) Ltd., an entity formed under the laws of Singapore, Vertex Technology Fund (II) Ltd., an entity formed under the laws of Singapore, and Vertex Technology Fund Ltd., an entity formed under the laws of Singapore (collectively "Vertex"), and the additional undersigned Investors (together with Vertex and Asia Pacific, the "Investors"), and Hong Chen, an individual ("Stockholder", collectively with the Investors, the "Holders").

        THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

        A.    Vertex (with the exception of Vertex Technology Fund Ltd.), Asia Pacific and Stockholder have previously entered into that certain Lock-Up Agreement dated as of January 30, 2002 (the "Prior Agreement").

        B.    Concurrently with the execution and delivery of this Agreement, GRIC Communications, Inc., a Delaware corporation (the "Company"), and Vertex and Asia Pacific entered into that certain Amended and Restated Series A Preferred Stock and Warrant Purchase Agreement, dated of even date herewith and to which all of the Investors are now a party (the "Purchase Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, the Investors have agreed to purchase from the Company, and the Company has agreed to sell to the Investors, shares of the Series A Preferred Stock of the Company ("Series A Preferred Stock") and warrants (the "Warrants") to purchase shares of Series A Preferred Stock.

        C.    As of the Closing (as defined in the Purchase Agreement), (i) the Stockholder owns in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of outstanding shares of common stock of the Company set forth opposite the Stockholder's name on Schedule A attached hereto (the "Stockholder Shares"), and (ii) the Investors shall own the number of shares of Series A Preferred Stock and Warrants set forth opposite such Investor's name on Schedule A attached hereto (together with the common stock issuable upon conversion of such shares of Series A Preferred Stock and the Stockholder Shares, the "Subject Shares").

        D.    The Holders have agreed to provide for certain restrictions on transfer among them, as more fully set forth herein.

        E.    The parties hereto hereby agree that the Prior Agreement shall be amended such that the provisions of this Agreement shall amend and replace, in all respects, the provisions of the Prior Agreement.

        NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties agree as follows:

ARTICLE 1
LOCK-UP

        1.1    Restrictions on Transfer.    From the date hereof through and including the end of the Lock-Up Period (as defined below), each of the Holders hereby agrees that it shall not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any Subject Shares, other than: (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this Agreement; (ii) as a distribution to one or more wholly-owned subsidiaries, partners, stockholders or beneficiaries of such person, provided that the distributees thereof agree in writing to be bound by the terms of this Agreement; (iii) as a transfer to a trust the beneficiaries of which are exclusively such Holder, a member or members of his or her immediate family (if a natural person) and/or a charity, provided that the trust agrees in writing to be bound by the terms of this Agreement; (iv) with respect to sales of shares acquired on the open market after the date of this; (v) with the prior written consent of each of the other parties to this Agreement; (vi) pursuant to a tender offer made by the Company or by a third person as to which the Company's Board of Directors has not publicly announced its opposition; (vii) in the case of Vertex, to any venture fund managed by Vertex Venture Holdings Ltd. or its affiliates; or (viii) in the case of Asia Pacific, to any venture fund managed by Asia Pacific Growth Fund III, L.P. or its affiliates. The foregoing restrictions (the "Lock-Up Restrictions") shall remain in effect with respect to the Subject Shares for the period beginning upon the date hereof and ending at the close of trading on the days specified below (the "Lock-Up Period"); provided, however, that if there is an underwritten secondary public offering by the Company prior such times, the parties agree to renegotiate these dates):

For the Stockholder, Vertex, STT Ventures Ltd and Asia Pacific:

Additional Percentage of Subject Shares Released from Lock-Up Restrictions	Lock-Up Release Date
25%	July 30, 2002
25%	October 30, 2002
50%	January 30, 2003

For the additional undersigned Investors:

Additional Percentage of Subject Shares Released from Lock-Up Restrictions	Lock-Up Release Date
15%	Date of Purchase of the Subject Shares ("DOP")
25%	6 months from DOP
25%	9 months from DOP
35%	12 months from DOP

        The foregoing restriction has been expressly agreed to preclude the Holder of the Subject Shares from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to voting control of the Holder's Subject Shares being transferred to any third party.

        1.2    Legends.    The Holders shall present or cause to be presented promptly to the Company all certificates representing Subject Shares owned by the undersigned (and all shares issued in exchange therefor or in substitution thereof), for the placement thereon of the following legend, which will remain thereon as long as such Subject Shares are subject to the restrictions contained in this Agreement (after which time such legends shall be removed):

    The securities represented by this certificate are subject to the provisions of an Amended and Restated Lock-Up Agreement, dated as of                        , 2002, by and among the holder hereof and others, and may not be sold or transferred except in accordance with the terms contained therein. Copies of said agreement are on file at the offices of the Secretary of GRIC Communications, Inc.

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        1.3    Transferees Bound.    Each Holder agrees that it will not transfer Subject Shares unless each transferee agrees in writing to be bound by all of the provisions of this Article 1 and shall be deemed a "Holder" for purposes of Section 1.1 above, provided that this Section 1.3 shall not apply to (i) transfers made pursuant to an underwritten secondary public offering or made after January 30, 2003, or (ii) transfers of Subject Shares which have been released from the Lock-Up Restrictions.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

        Each Holder, severally and not jointly, hereby represents and warrants to each other Holder as follows:

        2.1    Ownership of Subject Shares.    On the date hereof, the Holder owns, directly or indirectly, the Subject Shares set forth next to the Holder's name on Schedule A attached hereto.

        2.2    Power; Binding Agreement.    The Holder has all requisite powers and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Holder will not violate any agreement to which the Holder is a party including, without limitation, any pledge agreement, stockholders agreement or trust agreement. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a legally and valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or (b) general principles of equity relating to enforceability, whether considered in a proceeding at law or in equity. There is no beneficiary or holder of any interest of any trust of which the Holder is a trustee whose consent is required for the execution and delivery of this Agreement or the compliance by the Holder with the terms hereof.

        2.3    No Conflicts.    None of the execution and delivery of this Agreement by the Holder, the consummation by the Holder of the transactions contemplated hereby or compliance by the Holder with any of the provisions hereof shall (a) conflict with or violate any agreement, law, rule, regulation, order, judgment or decision or other instrument binding upon the Holder or any of the Holder's properties or assets, nor require any consent, notification, regulatory filing or approval which has not been obtained, (b) result in any violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Holder is a party or by which the Holder or any of its properties or assets may be bound or affected, or (c) conflict with, or result in any breach of, any organizational documents applicable to the Holder (if applicable).

ARTICLE 3
COVENANTS OF THE HOLDERS

        3.1  Vertex agrees to use its best efforts to cause each other investor that is introduced into the Company's Series A Preferred Stock financing by Vertex, affiliated or non-affiliated, to become a party to this Agreement upon investment and subject to the Lock-Up Restrictions set forth in Section 1.1 above for "additional undersigned Investors" and such Lock-Up Restrictions shall remain in effect with respect to the Subject Shares in accordance with the schedule set forth in Section 1.1 above.

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ARTICLE 4
MISCELLANEOUS

        4.1    Specific Performance.    Each party hereto recognizes and agrees that, if for any reason any of the provisions of this Agreement are not performed by the other parties in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused to the non-breaching parties for which money damages would not be an adequate remedy. Accordingly, the parties agree that, in addition to any other available remedies, the non-breaching parties shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement without the necessity of the non-breaching parties posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of this Agreement, the breaching party will not allege, and the breaching party hereby waives the defense, that there is an adequate remedy at law.

        4.2    Severability.    Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction by any rule or law or public policy shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity, legality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Without limiting the foregoing, upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

        4.3    Amendment; Waiver.    This Agreement may be amended, modified, superseded, canceled, renewed or extended only by and agreement in writing executed by all of the Holders. The failure by any of the Holders at any time to require performance or compliance by any of the other parties of any of their respective obligations or agreements will in no way affect the right to require such performance or compliance at any time thereafter. The waiver by any of the Holders of a breach of any provision of this Agreement will not be treated as a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind will be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

        4.4    Assignment.    This Agreement and all of the rights, interests or obligations hereunder may not be transferred or assigned, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties hereto; provided, however, that the Holders may assign their rights, together with their obligations hereunder, to any parent, subsidiary, affiliate or success of such Holder, or in connection with any sale, transfer or other disposition of all or substantially all of the business and assets of such Holder or any of its subsidiaries or affiliates, whether by sale of stock, sale of assets, merger, consolidation or otherwise if such assignee assumes the Holder's obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

        4.5    Headings.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        4.6    Notices.    Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States; or (iii) three (3) business days after deposit in the United States mail by registered

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or certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto.

        If to Asia Pacific:

      Asia Pacific Growth Fund III, L.P.
      156 University Avenue
      Palo Alto, CA 94301
      Attention: Ms. Shawn M. Soderberg
      Phone: (650) 838-8008
      Fax: (650) 838-0801

      with a copy to:

      O'Melveny & Myers LLP
      275 Battery Street, Suite 2600
      San Francisco, CA 94111
      Attention: Peter T. Healy, Esq.
      Phone: (415) 984-8833
      Fax: (415) 984-8701

        If to Vertex:

      Vertex Technology Fund (III) Ltd.
      77 Science Park Drive.
      02-15 Cintech III
      Singapore Science Park
      Singapore, 118256

      Vertex Technology Fund (II) Ltd.
      77 Science Park Drive.
      #02-15 Cintech III
      Singapore Science Park
      Singapore, 118256

      and:

      Three Lagoon Drive, Suite 220
      Redwood City, CA 94065
      Attn: Lee Kheng Nam, Attorney-In-Fact
      Fax: (650) 591-5926

      with a copy to:

      Carr & Ferrell LLP
      2225 E. Bayshore Road, Suite 200
      Palo Alto, CA 94303
      Attention: Barry Carr, Esq.
      Fax: (650) 812-3444

        If to any other Investor:

      At the address set forth beside the Investor's name on Schedule A attached hereto.

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        If to the Stockholder:

      At the address set forth beside the Stockholder's name on Schedule A attached hereto.

        Any party hereto (and such party's permitted successors, assigns or transferees) may by notice so given provide and change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

        4.7    Governing Law.

          (a)  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

          (b)  Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any California State court, or Federal court of the United States of America, sitting in the Northern District of California, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such California State court or, to the extent permitted by law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such California State or Federal court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding any such California State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.6 hereof. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          (c)  EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.7(c).

        4.8    Entire Agreement.    This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement,

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and supercede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

        4.9    Counterparts; Effectiveness.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

        4.10    Facsimile Signatures.    This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

        [signature page follows]

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        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first written above.

THE INVESTORS:
"ASIA PACIFIC"
ASIA PACIFIC GROWTH FUND III, L.P. a Cayman entity
By:
Name: Title:
"VERTEX"
VERTEX TECHNOLOGY FUND (III) LTD., an entity formed under the laws of Singapore
By:
Name: Title:
VERTEX TECHNOLOGY FUND (II) LTD., an entity formed under the laws of Singapore
By:
Name: Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED LOCK-UP AGREEMENT]

S-1

VERTEX TECHNOLOGY FUND LTD., an entity formed under the laws of Singapore
By:
Name: Title:
STT VENTURES LTD, a Mauritius company
By:
Name: Title:
GREEN DOT CAPITAL (BVI) INC, a British Virgin Island entity
By:
Name: Title:
SINGAPORE COMPUTER SYSTEMS LIMITED, an entity formed under the laws of Singapore
By:
Name: Title:
"STOCKHOLDER"
Hong Chen, an individual
Hong Chen

[SIGNATURE PAGE TO AMENDED AND RESTATED LOCK-UP AGREEMENT]

S-2

SCHEDULE A TO
LOCK-UP AGREEMENT

LIST OF STOCKHOLDER AND INVESTORS

Name and Address of Stockholder/Investor	Shares Owned at Closing
Asia Pacific Growth Fund III, L.P. 156 University Avenue Palo Alto, CA 94301 Attention: Ms. Shawn M. Soderberg	• •	6,024,096 shares of Series A Preferred Stock; and Warrants to purchase 2,506,024 shares of Series A Preferred Stock
Vertex Technology Fund (III) Ltd. 77 Science Park Drive. #02-15 Cintech III Singapore Science Park Singapore, 118256	• •	602,409 shares of Series A Preferred Stock; and Warrants to purchase 150,602 shares of Series A Preferred Stock
Vertex Technology Fund (II) Ltd. 77 Science Park Drive. #02-15 Cintech III Singapore Science Park Singapore, 118256	• •	602,409 shares of Series A Preferred Stock; and Warrants to purchase 150,602 shares of Series A Preferred Stock
Vertex Technology Fund Ltd. 77 Science Park Drive #02-15 Cintech III Singapore Science Park Singapore 118256	• •	602,409 shares of Series A Preferred Stock; and Warrants to purchase 150,602 shares of Series A Preferred Stock
Hong Chen 1421 McCarthy Blvd Milpitas, CA 95035 Tel: (408) 955-1920 Fax: (408) 435-8687	•	1,242,857 shares of common stock of the Company
STT Ventures Ltd 51 Cuppage Road, # 10-11/17 Starhub Centre Singapore 229469 Attention: Tee Beng Huat	• •	602,409 shares of Series A Preferred Stock; and Warrants to purchase 150,602 shares of Series A Preferred Stock

Green Dot Capital (BVI) Inc
    Registered Office:
P.O. Box 957
Offshore Incorporations Centre
Road Town, Tortola
British Virgin Islands
    Correspondence Address:
c/o 8 Shenton Way
# 09-02 Temasek Tower
Singapore 068811
Attention: Ms. Ong Lay Peng	• •	301,204 shares of Series A Preferred Stock; and Warrants to purchase 75,301 shares of Series A Preferred Stock
Singapore Computer Systems Limited 7 Bedok South Road Singapore 469272 Attention: Ms. Wendy Ng	• •	301,204 shares of Series A Preferred Stock; and Warrants to purchase 75,301 shares of Series A Preferred Stock

S-

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AMENDED AND RESTATED VOTING AGREEMENT
RECITALS
AGREEMENT